Exhibit 23
Consent of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Pfizer Inc.:

We consent to the incorporation by reference in this Form 10-K of Pfizer Inc. of our reports dated February 28, 2013, with respect to the consolidated balance sheets of Pfizer Inc. and Subsidiary Companies as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2012, and the effectiveness of internal control over financial reporting as of December 31, 2012, which reports appear in the December 31, 2012 annual report on Form 10-K of Pfizer Inc. and Subsidiary Companies.

We also consent to the incorporation by reference of our reports in the following Registration Statements:

-Form S-8 dated October 27, 1983 (File No. 2-87473),
-Form S-8 dated March 22, 1990 (File No. 33-34139),
-Form S-8 dated January 24, 1991 (File No. 33-38708),
-Form S-8 dated November 18, 1991 (File No. 33-44053),
-Form S-8 dated May 27, 1993 (File No. 33-49631),
-Form S-8 dated May 19, 1994 (File No. 33-53713),
-Form S-8 dated October 5, 1994 (File No. 33-55771),
-Form S-8 dated December 20, 1994 (File No. 33-56979),
-Form S-8 dated March 29, 1996 (File No. 33-02061),
-Form S-8 dated September 25, 1997 (File No. 333-36371),
-Form S-8 dated April 24, 1998 (File No. 333-50899),
-Form S-8 dated April 22, 1999 (File No. 333-76839),
-Form S-8 dated June 19, 2000 (File No. 333-39610),
-Form S-8 dated April 27, 2001 (File No. 333-59660),
-Form S-8 dated April 27, 2001 (File No. 333-59654),
-Form S-8 dated April 16, 2003 (File No. 333-104581),
-Form S-8 dated April 16, 2003 (File No. 333-104582),
-Form S-8 dated November 18, 2003 (File No. 333-110571),
-Form S-8 dated December 18, 2003 (File No. 333-111333),
-Form S-8 dated April 26, 2004 (File No. 333-114852),
-Form S-8 dated March 1, 2007 (File No. 333-140987),
-Form S-4 dated March 27, 2009 (File No. 333-158237),
-Form S-8 dated October 16, 2009 (File No. 333-162519),
-Form S-8 dated October 16, 2009 (File No. 333-162520),
-Form S-8 dated October 16, 2009 (File No. 333-162521),
-Form S-8 dated March 1, 2010 (File No. 333-165121) and
-Form S-3 dated May 10, 2012 (File No. 333-181321).

/s/ KPMG LLP
New York, New York
February 28, 2013